UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 31, 2018 (the “Signing Date”), Kandi Technologies Group, Inc., a Delaware corporation (the “Company”), entered into a Membership Interests Transfer Agreement (the “Transfer Agreement”) with David Shan and Johnny Tai, members of Sportsman Country, as defined below (the “Transferors”), pursuant to which the Company agreed to purchase all the membership interests of Sportsman Country, LLC, a limited liability company incorporated under the laws of the State of Texas (“Sportsman Country”) held by the Transferors. The acquisition is for the purpose of growing the Company’s business integration and market expansion in America.

Sportsman Country, located in Dallas, US, a joint venture by David Shan and Johnny Tai, is a sales company mainly engaged in the wholesale of off-road products, taking wholesales and retails of parts as its supplementary business. It mainly sells off-road products and parts of the three brands, i.e., Massimo, Bennche and Linhai. Currently, Sportsman Country has approximately 20 employees.

Pursuant to the terms of the Transfer Agreement, the Company will acquire all the membership interests of Sportsman Country for a purchase price of $10 million in the form of a total of 1,719,690 shares of the restricted common stock of the Company (the “Shares”) to the Transferors. The per share price is based on the average of the closing prices of the ten trading days prior to May 21, 2018, the date on which the parties formed their preliminary intentions to enter into the Transfer Agreement. The Company is obligated to pay 10% of the purchase price or 171,969 shares of the restricted common stock of the Company, no later than 30 business days after the Signing Date. The remaining 90% of the purchase price, or 1,547,721 shares (“Escrowed Shares”) are placed in escrow until the satisfaction of the following conditions:

(1)	If Sportsman Country achieves a pre-tax profit of $2 million or greater in its fiscal year ending December 31, 2018 (the “Year 1 Profit Target”), 20% of the Shares (343,938 shares) will be released from escrow to the Transferors. However, a reduced number of shares may be released from escrow if Sportsman Country fails to achieve its Year 1 Profit Target. If pre-tax profit of Sportsman Country falls below the Year 1 Profit Target by 20% or less, 15% of the Shares will be released from escrow to the Transferors; if pre-tax profit of Sportsman Country falls below the Year 1 Profit Target by a percentage between 20% and 40%, 10% of the Shares will be released from escrow to the Transferors; and if pre-tax profit of Sportsman Country falls below the Year 1 Profit Target by 40% or more, no portion of the 20% of the Shares set aside to be paid out in consideration of the Year 1 Profit Target will be released from escrow to the Transferors.

(2)	If Sportsman Country achieves a pre-tax profit of $3 million or greater in its fiscal year ending December 31, 2019 (the “Year 2 Profit Target”), 30% of the Shares (515,907 shares) will be released from escrow to the Transferors. However, a reduced number of shares may be released from escrow if Sportsman Country fails to achieve its Year 2 Profit Target. If pre-tax profit of Sportsman Country falls below the Year 2 Profit Target by 20% or less, 22% of the Shares will be released from escrow to the Transferor; if pre-tax profit of Sportsman Country falls below the Year 2 Profit Target by a percentage between 20% and 40%, 15% of the Shares will be released from escrow to the Transferors; and if pre-tax profit of Sportsman Country falls below the Year 2 Profit Target by 40% or more, no portion of the 30% of the Shares set aside to be paid out in consideration of the Year 2 Profit Target will be released from escrow to the Transferors.

(3)	If Sportsman Country achieves a pre-tax profit of $4 million or greater in its fiscal year ending December 31, 2020 (the “Year 3 Profit Target”), 40% of the Shares (687,876 shares) will be released from escrow to the Transferors. However, a reduced number of shares may be released from escrow if Sportsman Country fails to achieve its Year 3 Profit Target. If pre-tax profit of Sportsman Country falls below the Year 3 Profit Target by 20% or less, 30% of the Shares will be released from escrow to the Transferors; if pre-tax profit of Sportsman Country falls below the Year 3 Profit Target by a percentage between 20% and 40%, 20% of the Shares will be released from escrow to the Transferors; and if pre-tax profit of Sportsman Country falls below the Year 3 Profit Target by 40% or more, no portion of the 40% of the Shares set aside to be paid out in consideration of the Year 3 Profit Target will be released from escrow to the Transferors.

Any shares that are not released from escrow to the Transferors for failure to achieve the conditions described above will be forfeited and returned to the Company. While the Escrowed Shares are held in escrow, the Company will retain all voting rights with respect such shares. All the profit targets referenced above shall follow the United States Generally Accepted Accounting Principles.

The Transferors have no relationship to the Company other than in connection with this transaction.

In addition, pursuant to the Transfer Agreement, if the Transferors are in breach of any representations, warranties or obligations set forth in the Transfer Agreement not as a result of the Transferee’s intentional or gross negligence, the Transferors shall compensate the Transferee $1 million in addition to any direct and consequential losses.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

As described above, the Company is to issue up to an aggregate of 1,719,690 shares of common Stock in connection with the acquisition of Sportsman Country. This transaction is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act on the basis that the issuance does not involve a public offering.

ITEM 7.01	REGULATION FD DISCLOSURE.

On June 4, 2018, the Company issued a press release announcing its acquisition of Sportsman Country. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

The following is filed as exhibit to this report:

Exhibit No.	Description

99.1	Press Release of Kandi Technologies Group, Inc. dated June 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2018	KANDI TECHNOLOGIES GROUP, INC. (Registrant)

	By:	/s/ Hu Xiaoming
Hu Xiaoming
President and Chief Executive Officer

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